Morgan Stanley Institutional Fund Trust - High Yield
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 T-Mobile USA Inc. 6.836% due
4/28/2023
Purchase/Trade Date:	  10/8/2013
Offering Price of Shares: $98.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.67
Brokers: Deutsche Bank Securities, Citigroup, Credit
Suisse, Goldman, Sachs & Co., JP Morgan, Morgan
Stanley
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aviv Healthcare Properties LP
6.000% due 10/15/2021
Purchase/Trade Date:	  10/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 1.35
Brokers: BofA Merrill Lynch, Morgan Stanley, Goldman,
Sachs & Co., Citigroup, RBC Capital Markets, SunTrust
Robinson Humphrey, RBS, Credit Agricole CIB
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Leucadia National Corp. 5.500%
due 10/18/2023
Purchase/Trade Date:	  10/15/2013
Offering Price of Shares: $98.641
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 4.00
Brokers: Jefferies LLC, Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc., JP Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Natixis Securities Americas LLC, PNC Capital Markets
LLC, Rabo Securities USA, Inc., RBC Capital Markets,
LLC, SMBC Nikko Securities America, Inc., Barclays
Capital Inc., BNY Mellon Capital Markets, LLC, HSBC
Securities (USA) Inc., Morgan Stanley & Co. LLC
Purchased from: Jeffries & Co.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Allied Specialty Vehicles Inc.
8.500% due 11/1/2019
Purchase/Trade Date:	  10/16/2013
Offering Price of Shares: $99.417
Total Amount of Offering: $200,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.67
Brokers: Deutsche Bank Securities, Morgan Stanley,
Goldman, Sachs & Co.
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Neiman Marcus/Mariposa Bor Merg
Sub 8.000% due 10/15/2021
Purchase/Trade Date:	  10/16/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $960,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.68
Brokers: Credit Suisse, RBC Capital Markets, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan Stanley,
BMO Capital Markets, Jefferies, UBS Investment Bank,
MCS Capital Markets
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Neiman Marcus/Mariposa Bor Merg
Sub 8.750% due 10/15/2021
Purchase/Trade Date:	  10/16/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.68
Brokers: Credit Suisse, RBC Capital Markets, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan Stanley,
BMO Capital Markets, Jefferies, UBS Investment Bank,
MCS Capital Markets
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Calpine Corp. 6.000% due
1/15/2022
Purchase/Trade Date:	  10/17/2013
Offering Price of Shares: $99.193
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 1.68
Brokers: Citigroup, Barclays, Morgan Stanley, RBC
Capital Markets, UBS Investment Bank, Mitsubishi UFJ
Securities, RBS, Credit Agricole CIB, ING
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Crestwood Midstream Partners LP
6.125% due 3/1/2022
Purchase/Trade Date:	  10/22/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.68
Brokers: Citigroup, BofA Merrill Lynch, Barclays, JP
Morgan, Morgan Stanley, RBC Capital Markets, RBS,
SunTrust Robinson Humphrey, Wells Fargo Securities,
Credit Suisse, Mitsubishi UFJ Securities
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Blackboard Inc. 7.750% due
11/15/2019
Purchase/Trade Date:	  10/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $365,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.041
Percentage of Fund's Total Assets: 1.01
Brokers: BofA Merrill Lynch, Deutsche Bank Securities,
Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Exopack Holdings SA 7.875% due
11/1/2019
Purchase/Trade Date:	10/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $325,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.062
Percentage of Fund's Total Assets: 1.35
Brokers: Goldman Sachs International, JP Morgan,
Barclays, BofA Merrill Lynch, Investec, Morgan Stanley
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Chino Intermediate Holdings A1
7.750% due 5/1/2019
Purchase/Trade Date:	  10/28/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 1.77
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch,
Morgan Stanley, Wells Fargo Securities, HSBC, TPG
Capital BD, LLC, Mizuho Securities, SunTrust Robinson
Humphrey
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: USG Corp. 5.875% due 11/1/2021
Purchase/Trade Date:	  10/28/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.71
Brokers: Goldman, Sachs & Co., JP Morgan, Citigroup,
Morgan Stanley, Ramirez & Co., Inc., Wells Fargo
Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Calpine Corp. 5.875% due
1/15/2024
Purchase/Trade Date:	  10/29/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $490,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.68
Brokers: Deutsche Bank Securities, UBS Investment Bank,
Goldman, Sachs & Co., Morgan Stanley, BofA Merrill
Lynch, Citigroup, Credit Suisse, Barclays, RBC Capital
Markets, ING, RBS, Mitsubishi UFJ Securities, Credit
Agricole CIB
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Level 3 Financing Inc. 6.125% due
1/15/2021
Purchase/Trade Date:	  10/30/3013
Offering Price of Shares: $100.000
Total Amount of Offering: $640,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 1.67
Brokers: Citigroup, BofA Merrill Lynch, Morgan Stanley,
Credit Suisse, Jefferies, JP Morgan
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 RR Donnelly & Sons Company
6.500% due 11/15/2023
Purchase/Trade Date:	  11/6/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.69
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Wells Fargo Securities, US Bancorp, Citigroup,
Fifth Third Securities, Inc., ING, PNC Capital Markets
LLC, TD Securities, Loop Capital Markets, Comerica
Securities, Evercore, Morgan Stanley, Wedbush Securities
Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Centurylink Inc. 6.750% due
12/1/2023
Purchase/Trade Date:	  11/14/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 1.38
Brokers: Wells Fargo Securities, BofA Merrill Lynch,
Morgan Stanley, RBC Capital Markets, Fifth Third
Securities, Inc., Regions Securities LLC, US Bancorp, The
Williams Capital Group, L.P.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Valeant Pharmaceuticals
International 5.625% due 12/1/2021
Purchase/Trade Date:	  11/15/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.71
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch, JP
Morgan, Barclays, Citigroup, DNB Markets, Morgan
Stanley, RBC Capital Markets, SunTrust Robinson
Humphrey, CIBC, DBS Bank Ltd., HSBC, Mitsubishi UFJ
Securities, TD Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 American Airlines 5.600% due
7/15/2022
Purchase/Trade Date:	  11/22/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $512,038,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.117
Percentage of Fund's Total Assets: 4.15
Brokers: Morgan Stanley & Co. LLC, Credit Suisse
Securities (USA) LLC, Deutsche Bank Securities Inc.,
Goldman, Sachs & Co., Citigroup Global Markets Inc., JP
Morgan Securities LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Brand Energy & Infrastructure SE
8.500% due 12/1/2021
Purchase/Trade Date:	  11/22/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.69
Brokers: Morgan Stanley, Citigroup, Goldman, Sachs &
Co., UBS Investment Bank, HSBC, ING, Natixis, RBS,
Societe Generale, SunTrust Robinson Humphrey
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altice Finco SA 8.125% due
1/15/2024
Purchase/Trade Date:	  12/6/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 1.38
Brokers: Goldman Sachs International, Morgan Stanley,
Barclays, Credit Agricole CIB, Deutsche Bank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Icahn Enterprices L.P. 4.875% due
3/15/2019
Purchase/Trade Date:	  1/8/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,275,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 2.22
Brokers: Citigroup, Credit Suisse, Morgan Stanley,
Jefferies, UBS Investment Bank
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NRG Energy Inc. 6.250% due
7/15/2022
Purchase/Trade Date:	  1/10/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 1.71
Brokers: Barclays, Deutsche Bank Securities, Goldman,
Sachs & Co., Morgan Stanley, Credit Agricole CIB,
Natixis, RBC Capital Markets, DNB Markets, KeyBanc
Capital Markets
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Blueline Rental Finance Corp.
7.000% due 2/1/2019
Purchase/Trade Date:	  1/16/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $760,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.68
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, Barclays
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CBS Outdoor Americas Capital
LLC 5.250% due 2/15/2022
Purchase/Trade Date:	  1/16/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 2.05
Brokers: BNP Paribas, BNY Mellon Capital Markets, LLC,
Credit Suisse, Drexel Hamilton, Evercore, Guggenheim
Securities, Lloyds Securities, Loop Capital Markets,
Mizuho Securities, Nomura, Ramirez & Co., Inc., RBS,
SMBC Nikko, TD Securities, The Williams Capital Group,
L.P., UBS Investment Bank, US Bancorp
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CBS Outdoor Americas Capital
LLC 5.625% due 2/15/2024
Purchase/Trade Date:	  1/16/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 2.05
Brokers: BNP Paribas, BNY Mellon Capital Markets, LLC,
Credit Suisse, Drexel Hamilton, Evercore, Guggenheim
Securities, Lloyds Securities, Loop Capital Markets,
Mizuho Securities, Nomura, Ramirez & Co., Inc., RBS,
SMBC Nikko, TD Securities, The Williams Capital Group,
L.P., UBS Investment Bank, US Bancorp
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 JLL/Delta Dutch Newco B.V.
7.500% due 2/1/2022
Purchase/Trade Date:	  1/22/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.68
Brokers: JP Morgan, UBS Investment Bank, Jefferies,
KeyBanc Capital Markets, Morgan Stanley, Barclays,
SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Waterjet Holdings Inc. 7.625% due
2/1/2020
Purchase/Trade Date:	  1/24/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $225,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.34
Brokers: Goldman, Sachs & Co., Morgan Stanley
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Parsley Energy LLC 7.500% due
2/15/2022
Purchase/Trade Date:	  1/31/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets: 1.71
Brokers: Credit Suisse, Morgan Stanley, BMO Capital
Markets, Johnson Rice & Company LLC
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Bioscrip Inc. 8.875% due 2/15/2021
Purchase/Trade Date:	  2/6/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $200,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.150
Percentage of Fund's Total Assets: 1.75
Brokers: Jefferies, SunTrust Robinson Humphrey, Morgan
Stanley
Purchased from: Jefferies and Co.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Vander Intermediate Holding II
9.750% due 2/1/2019
Purchase/Trade Date:	  2/11/2014
Offering Price of Shares: $99.000
Total Amount of Offering: $252,500,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.58
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, Barclays
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Advanced Micro Devices Inc.
6.750% due 3/1/2019
Purchase/Trade Date:	  2/20/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.58
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo
Securities, Barclays, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Amstead Industries Inc. 5.000% due
3/15/2022
Purchase/Trade Date:	  3/3/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.55
Brokers: Wells Fargo Securities, Morgan Stanley, BofA
Merrill Lynch, Fifth Third Securities, PNC Capital Markets
LLC, US Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Access Midstream Partners
LP/ACM 4.875% due 3/15/2024
Purchase/Trade Date:	  3/4/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.55
Brokers: Wells Fargo Securities, Citigroup, Goldman,
Sachs & Co., JP Morgan, Mitsubishi UFJ Securities, RBC
Capital Markets, Barclays, BBVA, Credit Agricole CIB,
DNB Markets, Morgan Stanley, RBS, Scotiabank,
SunTrust Robinson Humphrey, US Bancorp, BofA Merrill
Lynch, Capital One Securities, Credit Suisse, Deutsche
Bank Securities, SMBC Nikko, TD Securities, UBS
Investment Bank
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Grifols Worldwide Operations LIM
5.250% due 4/1/2022
Purchase/Trade Date:	3/5/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 1.10
Brokers:  Nomura, Morgan Stanley, BBVA, Deutsche Bank
Securities, HSBC
Purchased from: Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 SXC Health Solutions Corp.
(Catamaran Corp.) 4.750% due 3/15/2021
Purchase/Trade Date:	  3/7/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.55
Brokers: BofA Merrill Lynch, JP Morgan, SunTrust
Robinson Humphrey, Barclays, Citigroup, Morgan Stanley,
Credit Agricole CIB, Credit Suisse, Fifth Third Securities,
Mizuho Securities, PNC Capital Markets LLC, TD
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Rentals (North America) Inc.
5.750% due 11/15/2024
Purchase/Trade Date:	  3/12/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.55
Brokers: Morgan Stanley, BofA Merrill Lynch, Wells
Fargo Securities, Citigroup, Barclays, Credit Suisse, Deutsche Bank Securities, Scotiabank, HSBC, Mitsubishi
UFJ Securities, JP Morgan
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CEVA Group PLC 9.000% due
9/1/2021
Purchase/Trade Date:	  3/13/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $325,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.55
Brokers: Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., Morgan Stanley, UBS Investment
Bank, Apollo Global Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Airlines Inc. 4.750% due
10/11/2023
Purchase/Trade Date:	  3/24/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $212,812,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.047
Percentage of Fund's Total Assets: 0.55
Brokers: Morgan Stanley, Credit Suisse, Deutsche Bank
Securities, Citigroup, Barclays, Goldman, Sachs & Co.,
Credit Agricole Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.